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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of F.N.B. Corporation (the "Corporation") and the several undersigned officers and directors thereof whose signatures appear below, hereby makes, constitutes and appoints Gary L. Tice and John D. Waters, and each of them, its, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for it, him or her and in its, his or her name, place and stead, in any and all capacities, to sign the following registration statements of the Corporation to be filed with the Securities and Exchange Commission (the "Commission"), together with any and all amendments (including post-effective amendments) to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof: (i) registration statement on Form S-3 relating to the resale of the shares of common stock of the Corporation issued in connection with the acquisition of Connell and Herrig Insurance, Inc.; Altamura, Marsh and Associates, Inc.; OneSource Group, Inc.; and Don Ostrowsky & Assoc., Inc.; (ii) registration statement on Form S-8 relating to the Corporation's 2001 Incentive Plan; and (iii) registration statement on Form S-8 relating to the registration of the issuance of shares of the Corporation's common stock upon the exercise of options assumed by the Corporation in connection with its acquisition of Citizens Community Bancorp, Inc.


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         IN WITNESS WHEREOF, F.N.B. Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors of F.N.B. Corporation in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below. This Power of Attorney may be executed in counterparts which, when taken together, constitute a single original thereof.

                                        F.N.B. CORPORATION


                                    By: /s/ Gary L. Tice
                                        ---------------------------------------
                                        Gary L. Tice
                                        President, Chief Executive Officer and
                                        Chief Operating Officer

                                        Dated: June 11, 2001



                                             Chairman of the Board and
------------------------------------         Director
Peter Mortensen


/s/ Gary L. Tice                             President, Chief Executive Officer,        June 11, 2001
------------------------------------         Chief Operating Officer and
Gary L. Tice                                 Director (principal executive
                                             officer)


/s/ Stephen J. Gurgovits                     Vice Chairman and Director                 June 11, 2001
------------------------------------
Stephen J. Gurgovits


/s/ John D. Waters                           Vice President and Chief Financial         June 11, 2001
------------------------------------         Officer (principal accounting
John D. Waters                               officer)


/s/ W. Richard Blackwood                     Director                                   June 6, 2001
------------------------------------
W. Richard Blackwood


/s/ Alan C. Bomstein                         Director                                   June 5, 2001
------------------------------------
Alan C. Bomstein


/s/ William B. Campbell                      Director                                   June 11, 2001
------------------------------------
William B. Campbell


/s/ Charles T. Cricks                        Director                                   June 5, 2001
------------------------------------
Charles T. Cricks


/s/ Henry M. Ekker, Esq.                     Director                                   June 5, 2001
------------------------------------
Henry M. Ekker, Esq.


                                             Director
------------------------------------
James S. Lindsay


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


/s/ Paul P. Lynch                            Director                                   June 5, 2001
------------------------------------
Paul P. Lynch


/s/ Edward J. Mace                           Director                                   June 5, 2001
------------------------------------
Edward J. Mace


                                             Director
------------------------------------
Robert S. Moss


                                             Director
------------------------------------
William A. Quinn


/s/ William J. Strimbu                       Director                                   June 5, 2001
------------------------------------
William J. Strimbu


/s/ Archie O. Wallace                        Director                                   June 5, 2001
------------------------------------
Archie O. Wallace


/s/ James T. Weller                          Director                                   June 5, 2001
------------------------------------
James T. Weller


/s/ Eric J. Werner, Esq.                     Director                                   June 5, 2001
------------------------------------
Eric J. Werner, Esq.


/s/ Robert B. Wiley                          Director                                   June 5, 2001
------------------------------------
Robert B. Wiley


/s/ Donna C. Winner                          Director                                   June 5, 2001
------------------------------------
Donna C. Winner